UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2023

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The Joint Corp.

(Exact name of registrant as specified in its charter)

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Delaware	001-36724	90-0544160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16767 N. Perimeter Drive, Suite 110

Scottsdale, Arizona 85260

(Address of Principal Executive Offices) (Zip Code)

(480) 245-5960

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

On March 7, 2023, Mr. James H. Amos, Jr., a director of The Joint Corp. (the “Company”) notified the Company that he will not stand for reelection at the Company’s 2023 Annual Meeting of Stockholders. Mr. Amos will continue to serve on the Board of Directors through the end of his term on May 25, 2023, the date of the next annual meeting of stockholders. Mr. Amos's decision not to stand for reelection was for personal reasons and not the result of any disagreement between the Company and him on any matter relating to the Company’s operations, policies or practices.

(e) Compensatory Arrangements of Certain Officers

On March 7, 2023, the Company’s Board of Directors, upon the recommendation of the Compensation Committee of the Board of Directors, voted to adjust the compensation of Jake Singleton, the Company’s Chief Financial Officer, as follows: (1) an annual base salary increase from $257,500 to $300,000, retroactive to January 1, 2023; and (2) an annual bonus under the Company’s Executive Short-Term Incentive Plan of up to 50% (increasing from 40%) of his then existing base salary if certain Company-wide performance targets are met (which would increase by up to 25%, for a maximum total of 62.5% of his base salary, if the Company-wide performance targets set forth in the Company’s Executive Short-Term Incentive Plan are exceeded). No other changes were made to Mr. Singleton’s compensation package as set forth in the letter agreement dated November 6, 2018, as amended on March 3, 2020, filed as exhibits 10.18 and 10.20, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

The Executive Short-Term Incentive Plan has been amended to reflect the changes described in clause (2) of the previous paragraph.

Item 7.01. Regulation FD Disclosure.

On March 13, 2023, the Company issued a press release announcing the resignation of Mr. Amos as a director of the Company. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 13, 2023
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Joint Corp.

Date: March 13, 2023	By:	/s/ Peter D. Holt
Peter D. Holt
President and Chief Executive Officer